UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 24, 2018

_________________________________________________________
Barings BDC, Inc.
(Exact name of registrant as specified in its charter)
 _________________________________________________________

Maryland	814-00733	06-1798488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 South Tryon Street, Suite 2500 Charlotte, North Carolina		28202
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 805-7200

Not Applicable
(Former name or former address, if changed since last report.)
_________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.    Regulation FD Disclosure.
On September 24, 2018, Barings BDC, Inc. (the “Company”) issued a press release. A copy of such press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information in this report furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report on Form 8-K.

Item 8.01.    Other Events.
On September 24, 2018 (the “Effective Date”), Barings LLC (the “Adviser”), the external investment adviser of the Company, entered into a Rule 10b5-1 Purchase Plan (the “10b5-1 Plan”) that qualifies for the safe harbors provided by Rules 10b5-1 and 10b-18 under the Exchange Act. Pursuant to the 10b5-1 Plan, an independent broker will make purchases of shares of the Company’s common stock (“Shares”) on the open market on behalf of the Adviser in accordance with purchase guidelines specified in the 10b5-1 Plan. The 10b5-1 Plan was established in accordance with the Adviser’s obligation under the Stock Purchase and Transaction Agreement, dated as of April 3, 2018, by and between the Company and the Adviser to enter into a trading plan pursuant to which the Adviser commits to purchase $50,000,000 in value of Shares in open market transactions through an independent broker.
The maximum aggregate purchase price of all Shares purchased under the 10b5-1 Plan is $50,000,000. The 10b5-1 Plan shall commence on the Effective Date and terminate upon the earliest to occur of (i) two years following the Effective Date (tolled for periods during which the 10b5-1 Plan is suspended), (ii) the end of the trading day on which the aggregate purchase price for all Shares purchased under the 10b5-1 Plan equals $50,000,000 and (iii) the occurrence of certain other events described in the 10b5-1 Plan.
A copy of the form of 10b5-1 Plan is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 24, 2018
99.2	Form of Rule 10b5-1 Purchase Plan, dated September 24, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Barings BDC, Inc.

Date: September 24, 2018	By:	/s/ Jonathan Bock
Jonathan Bock
Chief Financial Officer